UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2019

Date of reporting period:	9/30/2019

Item 1 – Reports to Stockholders

PGIM QMA STOCK INDEX FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Provide investment results that correspond to the price and yield performance of the S&P 500 Index

Highlights (unaudited)

•	The Fund closely tracked the performance of the S&P 500 Index over the reporting period before deduction of fees and expenses.

•	The Fund held all stocks included in the Index in approximately the same proportions.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA Stock Index Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Stock Index Fund

November 15, 2019

PGIM QMA Stock Index Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.38	9.56	12.32	—
Class C	2.24	9.58	11.98	—
Class I	4.12	10.66	13.08	—
Class Z	4.05	10.60	13.02	—
Class R6	4.12	N/A	N/A	9.02 (11/28/17)
S&P 500 Index
	4.25	10.83	13.23	—

	Average Annual Total Returns as of 9/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.75	10.29	12.69	—
Class C	3.08	9.58	11.98	—
Class I	4.12	10.66	13.08	—
Class Z	4.05	10.60	13.02	—
Class R6	4.12	N/A	N/A	9.02 (11/28/17)
S&P 500 Index
	4.25	10.83	13.23	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2009) and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the inception date for Class R6 shares.

PGIM QMA Stock Index Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None	None

Benchmark Definitions

S&P 500 Index—The S&P 500 Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 8.71%.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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12-month performance broken out by S&P 500 Index sectors.

S&P 500 Index as of 9/30/19

*Sector weightings are subject to change.

Source: FactSet Research Systems Inc.

Presentation of Fund Holdings as of 9/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	4.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.7%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.6%
JPMorgan Chase & Co.	Banks	1.5%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.4%
Procter & Gamble Co. (The)	Household Products	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM QMA Stock Index Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Stock Index Fund’s Class Z shares returned 4.05% in the 12-month reporting period that ended September 30, 2019, underperforming the 4.25% return of the S&P 500 Index (the Index).

•	The Fund closely tracked the performance of the Index over the reporting period before deduction of fees and expenses.

•	The Fund held all stocks included in the Index in approximately the same proportions.

What were the market conditions?

•

Markets fluctuated throughout the reporting period due to geopolitical tensions, a slowdown in global growth, and eventually concerted global monetary easing as an antidote to these challenges. Against this backdrop, equities underperformed perceived safe-haven bonds, with the broad-based S&P 500 Index returning 4.25% during the period and the Bloomberg Barclays US Aggregate Bond Index returning 10.30%.

•

US equity markets experienced a major correction in the fourth quarter of 2018. The Federal Reserve’s (the Fed’s) persistent interest rate tightening, which began in late 2016, sparked fears of a policy mistake amid weakening global growth and the escalation of US-China trade tensions.

•

The markets then staged a sharp “relief rally” in the first four months of 2019 after an abrupt dovish pivot by the Fed and progress on trade relations. Following its January meeting, the Fed signaled a new “patient” stance (i.e., an intention to put interest rate rises on hold). Meanwhile, the US and China commenced trade talks, which appeared to be progressing smoothly.

•

The rally was cut short in March when the US yield curve inverted. A yield curve inversion occurs when yields on short-term US Treasuries rise above yields on long-term Treasuries. Such an inversion has preceded past recessions, and its occurrence earlier this year triggered investors’ fears and remained at the epicenter of debates over the looming end of the US business cycle.

•

In May 2019, investors learned of a breakdown in the US-China trade talks. It soon became apparent that this was not a mere hiccup on a path to a resolution but rather a standoff of two major geopolitical rivals. Equity markets retreated as retaliatory rounds of tariffs followed swiftly on both the US and China side.

•

Beyond US-China trade tensions, other global risks flared, including Brexit uncertainty, violent protests in Hong Kong over the legitimacy of a controversial extradition law, and growing tension in the Middle East, underscored by attacks on the Saudi oil fields.

•	The trade war and a wave of tariffs had an adverse effect on global growth via a slowdown in global trade flows, increases in uncertainty, and reduction in global demand for

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manufactured goods. Europe, Japan, and emerging markets showed clear signs of economic slowing. While tariffs did not significantly reduce US economic growth during the period, they did catalyze investors’ fears about a possible slowdown in the US.

•

US growth remained on solid footing, with gross domestic product (GDP) growth in excess of 2% in the first half of 2019. While signs of a slowdown appeared in manufacturing, the sector most exposed to global trade, the economy continued to be powered by a buoyant consumer, whose confidence was underpinned by the resiliency of the US job market.

•

Geopolitical instability and mounting risks to global growth caused central banks around the globe to ease their monetary policies. The Fed cut rates twice during the reporting period as insurance against disruptions sparked by the US-China standoff, while the European Central Bank launched a new round of easing measures. Meanwhile, China continued stimulating its economy, with many emerging-market central banks following suit.

•	The remainder of the period was characterized by sharp rallies and pullbacks as global markets were caught in the crosscurrents of monetary easing and the adverse effects of geopolitical instability.

•

All the geopolitical and economic uncertainty initiated a rally in safe-haven assets, such as government bonds. US 10-year Treasury yields dipped from about 3% to under 2% during the period, pulled down by a global search for yield. The interest rate differential between the US and the rest of the world widened, resulting in further appreciation of the US dollar.

•

The US economy outperformed the rest of the world during the period due to its resilient growth and an accommodating Fed. US large-cap stocks fared better than their small-cap peers, which tend to underperform in the late-cycle environment due to rising costs and margin pressures.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held S&P 500 stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance over the period.

Current outlook

•	Global economic growth continues to be weak, buffeted by powerful crosscurrents of the US-China trade war on one hand and global monetary easing on the other.

•

The trade standoff has taken a toll on business confidence, industrial production, and trade flows. It also has weighed heavily on global manufacturing and hit export-oriented economies—including China, Europe, and Japan—the hardest.

PGIM QMA Stock Index Fund	11

Strategy and Performance Overview (continued)

•

Powered by a healthy consumer, US growth remains resilient while eurozone growth is anemic, with Germany and Italy teetering on the edge of recession. Brexit uncertainty is finally catching up with the UK economy, which contracted in the second quarter of 2019. Japanese growth is decent, but risks are tilted to the downside given weak global growth, yen appreciation, and a pending consumer tax hike.

•

The greatest threat to the global economy is an escalation of the trade war, which would lead to an even deeper downturn in global manufacturing. This could progressively weaken the more healthy components of the global economy, namely the services sector and the US consumer.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Stock Index Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Stock Index Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,058.30	0.54%	$2.79
	Hypothetical	$1,000.00	$1,022.36	0.54%	$2.74
Class C	Actual	$1,000.00	$1,054.80	1.20%	$6.18
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07
Class I	Actual	$1,000.00	$1,060.10	0.19%	$0.98
	Hypothetical	$1,000.00	$1,024.12	0.19%	$0.96
Class Z	Actual	$1,000.00	$1,059.80	0.26%	$1.34
	Hypothetical	$1,000.00	$1,023.76	0.26%	$1.32
Class R6	Actual	$1,000.00	$1,060.30	0.18%	$0.93
	Hypothetical	$1,000.00	$1,024.17	0.18%	$0.91

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS 97.0%

Aerospace & Defense 2.6%
Arconic, Inc.	12,381	$321,906
Boeing Co. (The)	18,564	7,063,045
General Dynamics Corp.	8,512	1,555,398
Huntington Ingalls Industries, Inc.	1,500	317,685
L3Harris Technologies, Inc.	7,876	1,643,249
Lockheed Martin Corp.	8,646	3,372,459
Northrop Grumman Corp.	5,508	2,064,343
Raytheon Co.	9,744	1,911,675
Textron, Inc.	7,534	368,865
TransDigm Group, Inc.	1,750	911,172
United Technologies Corp.	28,229	3,853,823

		23,383,620

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	4,800	406,944
Expeditors International of Washington, Inc.	5,900	438,311
FedEx Corp.	8,416	1,225,117
United Parcel Service, Inc. (Class B Stock)	24,290	2,910,428

		4,980,800

Airlines 0.4%
Alaska Air Group, Inc.	4,100	266,131
American Airlines Group, Inc.	13,550	365,443
Delta Air Lines, Inc.	20,000	1,152,000
Southwest Airlines Co.	16,474	889,761
United Airlines Holdings, Inc.*	7,700	680,757

		3,354,092

Auto Components 0.1%
Aptiv PLC	8,850	773,667
BorgWarner, Inc.	6,300	231,084

		1,004,751

Automobiles 0.3%
Ford Motor Co.	135,738	1,243,360
General Motors Co.	44,400	1,664,112
Harley-Davidson, Inc.	5,400	194,238

		3,101,710

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	15

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks 5.3%
Bank of America Corp.	293,195	$8,552,498
BB&T Corp.	26,458	1,412,063
Citigroup, Inc.	79,295	5,477,699
Citizens Financial Group, Inc.	14,900	527,013
Comerica, Inc.	5,161	340,574
Fifth Third Bancorp	24,573	672,809
First Republic Bank	5,500	531,850
Huntington Bancshares, Inc.	34,329	489,875
JPMorgan Chase & Co.	111,533	13,126,319
KeyCorp	34,735	619,672
M&T Bank Corp.	4,670	737,720
People’s United Financial, Inc.	13,100	204,818
PNC Financial Services Group, Inc. (The)	15,472	2,168,556
Regions Financial Corp.	33,174	524,813
SunTrust Banks, Inc.	15,183	1,044,590
SVB Financial Group*	1,820	380,289
U.S. Bancorp	49,995	2,766,723
Wells Fargo & Co.	139,836	7,053,328
Zions Bancorp NA	6,100	271,572

		46,902,781

Beverages 1.9%
Brown-Forman Corp. (Class B Stock)	5,850	367,263
Coca-Cola Co. (The)	134,064	7,298,444
Constellation Brands, Inc. (Class A Stock)	5,900	1,222,952
Molson Coors Brewing Co. (Class B Stock)	6,294	361,905
Monster Beverage Corp.*	13,050	757,683
PepsiCo, Inc.	48,841	6,696,101

		16,704,348

Biotechnology 2.1%
AbbVie, Inc.	51,574	3,905,183
Alexion Pharmaceuticals, Inc.*	7,700	754,138
Amgen, Inc.	21,196	4,101,638
Biogen, Inc.*	6,670	1,552,910
Celgene Corp.*	24,700	2,452,710
Gilead Sciences, Inc.	44,300	2,807,734
Incyte Corp.*	6,200	460,226
Regeneron Pharmaceuticals, Inc.*	2,830	785,042
Vertex Pharmaceuticals, Inc.*	8,960	1,518,003

		18,337,584

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.3%
A.O. Smith Corp.	4,600	$219,466
Allegion PLC	3,233	335,101
Fortune Brands Home & Security, Inc.	4,700	257,090
Johnson Controls International PLC	27,287	1,197,626
Masco Corp.	9,526	397,044

		2,406,327

Capital Markets 2.6%
Affiliated Managers Group, Inc.	1,900	158,365
Ameriprise Financial, Inc.	4,561	670,923
Bank of New York Mellon Corp. (The)	29,438	1,330,892
BlackRock, Inc.	4,160	1,853,862
Cboe Global Markets, Inc.	3,800	436,658
Charles Schwab Corp. (The)	40,211	1,682,026
CME Group, Inc.	12,600	2,662,884
E*TRADE Financial Corp.	7,920	346,025
Franklin Resources, Inc.	9,142	263,838
Goldman Sachs Group, Inc. (The)	11,280	2,337,554
Intercontinental Exchange, Inc.	19,740	1,821,410
Invesco Ltd.	12,200	206,668
MarketAxess Holdings, Inc.	1,300	425,750
Moody’s Corp.	5,736	1,174,905
Morgan Stanley	43,236	1,844,880
MSCI, Inc.	3,100	675,025
Nasdaq, Inc.	3,900	387,465
Northern Trust Corp.	7,562	705,686
Raymond James Financial, Inc.	4,400	362,824
S&P Global, Inc.	8,570	2,099,479
State Street Corp.	12,562	743,545
T. Rowe Price Group, Inc.	8,100	925,425

		23,116,089

Chemicals 1.9%
Air Products & Chemicals, Inc.	7,702	1,708,766
Albemarle Corp.(a)	3,440	239,149
Celanese Corp.	4,300	525,847
CF Industries Holdings, Inc.	7,300	359,160
Corteva, Inc.	25,409	711,452
Dow, Inc.	25,809	1,229,799
DuPont de Nemours, Inc.	26,109	1,861,833
Eastman Chemical Co.	4,586	338,584
Ecolab, Inc.	8,842	1,751,070
FMC Corp.	4,400	385,792

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
International Flavors & Fragrances, Inc.(a)	3,415	$418,986
Linde PLC (United Kingdom)	18,828	3,647,360
LyondellBasell Industries NV (Class A Stock)	9,000	805,230
Mosaic Co. (The)	11,500	235,750
PPG Industries, Inc.	8,348	989,321
Sherwin-Williams Co. (The)	2,926	1,608,920

		16,817,019

Commercial Services & Supplies 0.4%
Cintas Corp.	2,960	793,576
Copart, Inc.*	7,100	570,343
Republic Services, Inc.	7,435	643,499
Rollins, Inc.	4,050	137,984
Waste Management, Inc.	13,613	1,565,495

		3,710,897

Communications Equipment 1.0%
Arista Networks, Inc.*	1,850	442,002
Cisco Systems, Inc.	148,044	7,314,854
F5 Networks, Inc.*	2,100	294,882
Juniper Networks, Inc.	11,300	279,675
Motorola Solutions, Inc.	5,756	980,880

		9,312,293

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	4,200	384,300
Quanta Services, Inc.	4,300	162,540

		546,840

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,300	630,430
Vulcan Materials Co.	4,700	710,828

		1,341,258

Consumer Finance 0.7%
American Express Co.	23,839	2,819,677
Capital One Financial Corp.	16,366	1,488,979

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
Discover Financial Services	11,218	$909,667
Synchrony Financial	21,265	724,924

		5,943,247

Containers & Packaging 0.4%
Amcor PLC	53,460	521,235
Avery Dennison Corp.	3,038	345,025
Ball Corp.	11,628	846,635
International Paper Co.	13,084	547,173
Packaging Corp. of America	3,370	357,557
Sealed Air Corp.	5,236	217,346
Westrock Co.	8,033	292,803

		3,127,774

Distributors 0.1%
Genuine Parts Co.	4,999	497,850
LKQ Corp.*	9,900	311,355

		809,205

Diversified Consumer Services 0.0%
H&R Block, Inc.	6,720	158,726

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	68,230	14,193,205

Diversified Telecommunication Services 2.1%
AT&T, Inc.	254,707	9,638,113
CenturyLink, Inc.	32,379	404,090
Verizon Communications, Inc.	144,333	8,711,940

		18,754,143

Electric Utilities 2.1%
Alliant Energy Corp.	7,200	388,296
American Electric Power Co., Inc.	17,391	1,629,363
Duke Energy Corp.	25,539	2,448,168
Edison International	12,362	932,342
Entergy Corp.	6,615	776,336
Evergy, Inc.	8,300	552,448
Eversource Energy	11,000	940,170
Exelon Corp.	33,712	1,628,627
FirstEnergy Corp.	17,677	852,562

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
NextEra Energy, Inc.	16,732	$3,898,389
Pinnacle West Capital Corp.	3,900	378,573
PPL Corp.	24,552	773,142
Southern Co. (The)	35,915	2,218,470
Xcel Energy, Inc.	17,283	1,121,494

		18,538,380

Electrical Equipment 0.5%
AMETEK, Inc.	8,000	734,560
Eaton Corp. PLC	14,693	1,221,723
Emerson Electric Co.	21,150	1,414,089
Rockwell Automation, Inc.	4,103	676,174

		4,046,546

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp. (Class A Stock)	10,200	984,300
CDW Corp.	4,500	554,580
Corning, Inc.	26,397	752,842
FLIR Systems, Inc.	4,400	231,396
IPG Photonics Corp.*	1,400	189,840
Keysight Technologies, Inc.*	6,600	641,850
TE Connectivity Ltd.	11,750	1,094,865

		4,449,673

Energy Equipment & Services 0.4%
Baker Hughes a GE Co.	17,445	404,724
Halliburton Co.	29,122	548,950
Helmerich & Payne, Inc.	3,100	124,217
National Oilwell Varco, Inc.	12,900	273,480
Schlumberger Ltd.	47,632	1,627,585
TechnipFMC PLC (United Kingdom)	14,600	352,444

		3,331,400

Entertainment 1.7%
Activision Blizzard, Inc.	26,500	1,402,380
Electronic Arts, Inc.*	10,400	1,017,328
Netflix, Inc.*	15,300	4,094,586
Take-Two Interactive Software, Inc.*	4,000	501,360

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Entertainment (cont’d.)
Viacom, Inc. (Class B Stock)	11,776	$282,977
Walt Disney Co. (The)	62,436	8,136,660

		15,435,291

Equity Real Estate Investment Trusts (REITs) 3.0%
Alexandria Real Estate Equities, Inc.	4,000	616,160
American Tower Corp.	15,550	3,438,572
Apartment Investment & Management Co. (Class A Stock)	4,982	259,761
AvalonBay Communities, Inc.	4,911	1,057,486
Boston Properties, Inc.	4,980	645,707
Crown Castle International Corp.	14,700	2,043,447
Digital Realty Trust, Inc.	7,300	947,613
Duke Realty Corp.	12,200	414,434
Equinix, Inc.	3,026	1,745,397
Equity Residential	12,200	1,052,372
Essex Property Trust, Inc.	2,300	751,295
Extra Space Storage, Inc.	4,400	514,008
Federal Realty Investment Trust	2,500	340,350
HCP, Inc.	15,900	566,517
Host Hotels & Resorts, Inc.	25,436	439,788
Iron Mountain, Inc.	9,105	294,911
Kimco Realty Corp.	14,000	292,320
Macerich Co. (The)	3,000	94,770
Mid-America Apartment Communities, Inc.	4,070	529,141
Prologis, Inc.	22,037	1,877,993
Public Storage	5,200	1,275,404
Realty Income Corp.	11,000	843,480
Regency Centers Corp.	5,600	389,144
SBA Communications Corp.	4,000	964,600
Simon Property Group, Inc.	10,689	1,663,743
SL Green Realty Corp.	3,000	245,250
UDR, Inc.	9,400	455,712
Ventas, Inc.	12,833	937,194
Vornado Realty Trust	5,484	349,166
Welltower, Inc.	14,100	1,278,165
Weyerhaeuser Co.	25,039	693,580

		27,017,480

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	15,508	4,468,010
Kroger Co. (The)	27,568	710,703
Sysco Corp.	16,980	1,348,212

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	21

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Walgreens Boots Alliance, Inc.	26,378	$1,458,967
Walmart, Inc.	48,926	5,806,538

		13,792,430

Food Products 1.1%
Archer-Daniels-Midland Co.	18,659	766,325
Campbell Soup Co.	6,147	288,417
Conagra Brands, Inc.	16,243	498,335
General Mills, Inc.	20,844	1,148,921
Hershey Co. (The)	4,916	761,931
Hormel Foods Corp.	9,300	406,689
J.M. Smucker Co. (The)	4,000	440,080
Kellogg Co.	8,470	545,045
Kraft Heinz Co. (The)	20,855	582,585
Lamb Weston Holdings, Inc.	5,100	370,872
McCormick & Co., Inc.	4,400	687,720
Mondelez International, Inc. (Class A Stock)	50,066	2,769,651
Tyson Foods, Inc. (Class A Stock)	10,200	878,628

		10,145,199

Gas Utilities 0.0%
Atmos Energy Corp.	3,800	432,782

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	61,413	5,138,426
ABIOMED, Inc.*	1,600	284,624
Align Technology, Inc.*	2,530	457,727
Baxter International, Inc.	17,174	1,502,210
Becton, Dickinson & Co.	9,505	2,404,385
Boston Scientific Corp.*	47,972	1,951,981
Cooper Cos., Inc. (The)	1,800	534,600
Danaher Corp.	22,100	3,191,903
DENTSPLY SIRONA, Inc.	7,400	394,494
Edwards Lifesciences Corp.*	7,370	1,620,737
Hologic, Inc.*	8,900	449,361
IDEXX Laboratories, Inc.*	3,100	842,983
Intuitive Surgical, Inc.*	4,080	2,202,914
Medtronic PLC	46,715	5,074,183
ResMed, Inc.	5,000	675,550
Stryker Corp.	10,930	2,364,159
Teleflex, Inc.	1,600	543,600

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Varian Medical Systems, Inc.*	3,200	$381,088
Zimmer Biomet Holdings, Inc.	7,211	989,854

		31,004,779

Health Care Providers & Services 2.4%
AmerisourceBergen Corp.	5,360	441,289
Anthem, Inc.	9,060	2,175,306
Cardinal Health, Inc.	10,273	484,783
Centene Corp.*	14,400	622,944
Cigna Corp.	13,168	1,998,771
CVS Health Corp.	45,146	2,847,358
DaVita, Inc.*	3,600	205,452
HCA Healthcare, Inc.	9,400	1,131,948
Henry Schein, Inc.*	5,100	323,850
Humana, Inc.	4,800	1,227,216
Laboratory Corp. of America Holdings*	3,500	588,000
McKesson Corp.	6,426	878,177
Quest Diagnostics, Inc.	4,600	492,338
UnitedHealth Group, Inc.	33,198	7,214,589
Universal Health Services, Inc. (Class B Stock)	2,970	441,788
WellCare Health Plans, Inc.*	1,800	466,506

		21,540,315

Health Care Technology 0.1%
Cerner Corp.	10,900	743,053

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	13,300	581,343
Chipotle Mexican Grill, Inc.*	910	764,828
Darden Restaurants, Inc.	4,353	514,612
Hilton Worldwide Holdings, Inc.	10,160	945,998
Marriott International, Inc. (Class A Stock)	9,440	1,174,053
McDonald’s Corp.	26,550	5,700,550
MGM Resorts International	16,900	468,468
Norwegian Cruise Line Holdings Ltd.*	7,000	362,390
Royal Caribbean Cruises Ltd.	5,900	639,147
Starbucks Corp.	41,800	3,695,956
Wynn Resorts Ltd.	3,300	358,776
Yum! Brands, Inc.	10,764	1,220,960

		16,427,081

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	23

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 0.4%
D.R. Horton, Inc.	11,400	$600,894
Garmin Ltd.	4,300	364,167
Leggett & Platt, Inc.	3,400	139,196
Lennar Corp. (Class A Stock)	9,800	547,330
Mohawk Industries, Inc.*	2,240	277,917
Newell Brands, Inc.	11,727	219,529
NVR, Inc.*	100	371,735
PulteGroup, Inc.	8,611	314,732
Whirlpool Corp.	2,185	346,017

		3,181,517

Household Products 1.8%
Church & Dwight Co., Inc.	8,700	654,588
Clorox Co. (The)	4,432	673,088
Colgate-Palmolive Co.	30,060	2,209,710
Kimberly-Clark Corp.	11,916	1,692,668
Procter & Gamble Co. (The)	87,323	10,861,235

		16,091,289

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	21,300	348,042
NRG Energy, Inc.	8,700	344,520

		692,562

Industrial Conglomerates 1.3%
3M Co.	20,178	3,317,263
General Electric Co.	303,807	2,716,035
Honeywell International, Inc.	25,085	4,244,382
Roper Technologies, Inc.	3,680	1,312,288

		11,589,968

Insurance 2.4%
Aflac, Inc.	25,400	1,328,928
Allstate Corp. (The)	11,508	1,250,689
American International Group, Inc.	30,351	1,690,551
Aon PLC	8,189	1,585,145
Arthur J Gallagher & Co.	6,200	555,334
Assurant, Inc.	2,100	264,222
Chubb Ltd.	15,953	2,575,452
Cincinnati Financial Corp.	5,307	619,168
Everest Re Group Ltd.	1,550	412,440

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Globe Life, Inc.	3,433	$328,744
Hartford Financial Services Group, Inc. (The)	12,253	742,654
Lincoln National Corp.	6,951	419,284
Loews Corp.	8,617	443,603
Marsh & McLennan Cos., Inc.	17,740	1,774,887
MetLife, Inc.	28,750	1,355,850
Principal Financial Group, Inc.	9,000	514,260
Progressive Corp. (The)	20,416	1,577,136
Prudential Financial, Inc.(g)	14,100	1,268,295
Travelers Cos., Inc. (The)	9,231	1,372,557
Unum Group	7,026	208,813
Willis Towers Watson PLC	4,500	868,365

		21,156,377

Interactive Media & Services 4.7%
Alphabet, Inc. (Class A Stock)*	10,530	12,858,604
Alphabet, Inc. (Class C Stock)*	10,632	12,960,408
Facebook, Inc. (Class A Stock)*	83,960	14,951,597
TripAdvisor, Inc.*	3,500	135,380
Twitter, Inc.*	25,100	1,034,120

		41,940,109

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.*	14,560	25,274,849
Booking Holdings, Inc.*	1,570	3,081,298
eBay, Inc.	27,440	1,069,611
Expedia Group, Inc.	4,700	631,727

		30,057,485

IT Services 5.4%
Accenture PLC (Class A Stock)	22,370	4,302,870
Akamai Technologies, Inc.*	5,900	539,142
Alliance Data Systems Corp.	1,390	178,101
Automatic Data Processing, Inc.	15,148	2,445,190
Broadridge Financial Solutions, Inc.	4,100	510,163
Cognizant Technology Solutions Corp. (Class A Stock)	19,100	1,151,062
DXC Technology Co.	8,259	243,641
Fidelity National Information Services, Inc.	21,500	2,854,340
Fiserv, Inc.*	19,800	2,051,082
FleetCor Technologies, Inc.*	3,060	877,547
Gartner, Inc.*	3,270	467,577
Global Payments, Inc.	10,194	1,620,846

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	25

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
International Business Machines Corp.	31,074	$4,518,781
Jack Henry & Associates, Inc.	2,700	394,119
Leidos Holdings, Inc.	4,500	386,460
Mastercard, Inc. (Class A Stock)	31,220	8,478,415
Paychex, Inc.	10,925	904,262
PayPal Holdings, Inc.*	41,160	4,263,764
VeriSign, Inc.*	3,780	713,021
Visa, Inc. (Class A Stock)	60,510	10,408,325
Western Union Co. (The)	14,552	337,170

		47,645,878

Leisure Products 0.1%
Hasbro, Inc.	4,154	493,038

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	10,898	835,114
Illumina, Inc.*	5,130	1,560,649
IQVIA Holdings, Inc.*	6,000	896,280
Mettler-Toledo International, Inc.*	950	669,180
PerkinElmer, Inc.	3,870	329,608
Thermo Fisher Scientific, Inc.	14,122	4,113,315
Waters Corp.*	2,350	524,590

		8,928,736

Machinery 1.5%
Caterpillar, Inc.	19,596	2,475,171
Cummins, Inc.	5,006	814,326
Deere & Co.	10,980	1,852,106
Dover Corp.	4,962	494,017
Flowserve Corp.	4,300	200,853
Fortive Corp.	10,150	695,884
IDEX Corp.	2,500	409,700
Illinois Tool Works, Inc.	10,326	1,615,916
Ingersoll-Rand PLC	8,600	1,059,606
PACCAR, Inc.	12,164	851,602
Parker-Hannifin Corp.	4,468	806,965
Pentair PLC	5,046	190,739
Snap-on, Inc.	2,042	319,655
Stanley Black & Decker, Inc.	5,388	778,081
Wabtec Corp.	5,760	413,913
Xylem, Inc.	6,050	481,701

		13,460,235

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Media 1.4%
CBS Corp. (Class B Stock)	10,976	$443,101
Charter Communications, Inc. (Class A Stock)*	5,700	2,349,084
Comcast Corp. (Class A Stock)	158,120	7,128,050
Discovery, Inc. (Class A Stock)*	5,500	146,465
Discovery, Inc. (Class C Stock)*	11,900	292,978
DISH Network Corp. (Class A Stock)*	8,000	272,560
Fox Corp. (Class A Stock)	12,266	386,808
Fox Corp. (Class B Stock)	4,866	153,474
Interpublic Group of Cos., Inc. (The)	12,988	280,021
News Corp. (Class A Stock)	13,275	184,788
News Corp. (Class B Stock)	4,100	58,610
Omnicom Group, Inc.	7,734	605,572

		12,301,511

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	50,192	480,338
Newmont Goldcorp Corp.	28,097	1,065,438
Nucor Corp.	10,612	540,257

		2,086,033

Multiline Retail 0.5%
Dollar General Corp.	9,000	1,430,460
Dollar Tree, Inc.*	8,242	940,907
Kohl’s Corp.	5,350	265,681
Macy’s, Inc.	9,982	155,120
Nordstrom, Inc.(a)	3,300	111,111
Target Corp.	17,882	1,911,765

		4,815,044

Multi-Utilities 1.1%
Ameren Corp.	8,169	653,928
CenterPoint Energy, Inc.	17,379	524,498
CMS Energy Corp.	9,900	633,105
Consolidated Edison, Inc.	11,451	1,081,776
Dominion Energy, Inc.	27,850	2,256,964
DTE Energy Co.	6,587	875,808
NiSource, Inc.	12,600	376,992
Public Service Enterprise Group, Inc.	17,394	1,079,820
Sempra Energy	9,678	1,428,570
WEC Energy Group, Inc.	10,933	1,039,728

		9,951,189

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	27

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 4.0%
Apache Corp.	12,148	$310,989
Cabot Oil & Gas Corp.	13,500	237,195
Chevron Corp.	66,222	7,853,929
Cimarex Energy Co.	3,200	153,408
Concho Resources, Inc.	6,600	448,140
ConocoPhillips	38,457	2,191,280
Devon Energy Corp.	13,200	317,592
Diamondback Energy, Inc.	5,300	476,523
EOG Resources, Inc.	20,200	1,499,244
Exxon Mobil Corp.	147,752	10,432,769
Hess Corp.	8,734	528,232
HollyFrontier Corp.	5,100	273,564
Kinder Morgan, Inc.	67,780	1,396,946
Marathon Oil Corp.	27,578	338,382
Marathon Petroleum Corp.	22,676	1,377,567
Noble Energy, Inc.	15,600	350,376
Occidental Petroleum Corp.	30,579	1,359,848
ONEOK, Inc.	14,500	1,068,505
Phillips 66	15,128	1,549,107
Pioneer Natural Resources Co.	5,900	742,043
Valero Energy Corp.	14,300	1,218,932
Williams Cos., Inc. (The)	41,892	1,007,922

		35,132,493

Personal Products 0.2%
Coty, Inc. (Class A Stock)	8,700	91,437
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,670	1,525,946

		1,617,383

Pharmaceuticals 4.2%
Allergan PLC	10,995	1,850,349
Bristol-Myers Squibb Co.	56,879	2,884,334
Eli Lilly & Co.	29,597	3,309,832
Johnson & Johnson	92,059	11,910,593
Merck & Co., Inc.	89,293	7,516,685
Mylan NV*	17,000	336,260
Nektar Therapeutics*	5,900	107,468
Perrigo Co. PLC	4,100	229,149
Pfizer, Inc.	192,863	6,929,568
Zoetis, Inc.	16,800	2,093,112

		37,167,350

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services 0.3%
Equifax, Inc.	4,330	$609,101
IHS Markit Ltd.*	12,800	856,064
Nielsen Holdings PLC	12,400	263,500
Robert Half International, Inc.	3,900	217,074
Verisk Analytics, Inc.	5,800	917,212

		2,862,951

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	10,400	551,304

Road & Rail 0.9%
CSX Corp.	26,918	1,864,610
J.B. Hunt Transport Services, Inc.	3,050	337,483
Kansas City Southern	3,500	465,535
Norfolk Southern Corp.	9,331	1,676,407
Union Pacific Corp.	24,636	3,990,539

		8,334,574

Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.*	34,850	1,010,301
Analog Devices, Inc.	13,047	1,457,741
Applied Materials, Inc.	32,088	1,601,191
Broadcom, Inc.	13,969	3,856,422
Intel Corp.	154,548	7,963,858
KLA Corp.	5,690	907,271
Lam Research Corp.	5,042	1,165,257
Maxim Integrated Products, Inc.	9,400	544,354
Microchip Technology, Inc.(a)	8,460	786,019
Micron Technology, Inc.*	37,916	1,624,701
NVIDIA Corp.	21,320	3,711,172
Qorvo, Inc.*	4,071	301,824
QUALCOMM, Inc.	42,400	3,234,272
Skyworks Solutions, Inc.	5,800	459,650
Texas Instruments, Inc.	32,752	4,232,868
Xilinx, Inc.	9,000	863,100

		33,720,001

Software 6.5%
Adobe, Inc.*	16,910	4,671,388
ANSYS, Inc.*	3,000	664,080
Autodesk, Inc.*	7,620	1,125,474
Cadence Design Systems, Inc.*	9,500	627,760

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	29

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Citrix Systems, Inc.	4,460	$430,479
Fortinet, Inc.*	4,900	376,124
Intuit, Inc.	9,150	2,433,351
Microsoft Corp.	266,712	37,080,969
Oracle Corp.	77,090	4,242,263
salesforce.com, Inc.*	30,360	4,506,638
Symantec Corp.	19,317	456,461
Synopsys, Inc.*	5,400	741,150

		57,356,137

Specialty Retail 2.3%
Advance Auto Parts, Inc.	2,450	405,230
AutoZone, Inc.*	920	997,850
Best Buy Co., Inc.	8,100	558,819
CarMax, Inc.*	5,700	501,600
Gap, Inc. (The)	6,913	120,010
Home Depot, Inc. (The)	38,264	8,878,013
L Brands, Inc.	7,622	149,315
Lowe’s Cos., Inc.	26,896	2,957,484
O’Reilly Automotive, Inc.*	2,680	1,068,007
Ross Stores, Inc.	12,800	1,406,080
Tiffany & Co.	3,570	330,689
TJX Cos., Inc. (The)	42,028	2,342,641
Tractor Supply Co.	4,100	370,804
Ulta Beauty, Inc.*	2,020	506,313

		20,592,855

Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	148,428	33,243,419
Hewlett Packard Enterprise Co.	45,202	685,714
HP, Inc.	51,402	972,526
NetApp, Inc.	7,900	414,829
Seagate Technology PLC	7,800	419,562
Western Digital Corp.	10,225	609,819
Xerox Holdings Corp.	6,425	192,172

		36,538,041

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings Ltd.*	4,700	155,852
Hanesbrands, Inc.	12,500	191,500
NIKE, Inc. (Class B Stock)	43,574	4,092,470
PVH Corp.	2,500	220,575

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Ralph Lauren Corp.	2,000	$190,940
Tapestry, Inc.	9,600	250,080
Under Armour, Inc. (Class A Stock)*	6,400	127,616
Under Armour, Inc. (Class C Stock)*	6,367	115,434
VF Corp.	11,436	1,017,689

		6,362,156

Tobacco 0.8%
Altria Group, Inc.	64,379	2,633,101
Philip Morris International, Inc.	54,079	4,106,219

		6,739,320

Trading Companies & Distributors 0.2%
Fastenal Co.	19,800	646,866
United Rentals, Inc.*	2,700	336,528
W.W. Grainger, Inc.	1,534	455,828

		1,439,222

Water Utilities 0.1%
American Water Works Co., Inc.	6,400	795,072

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	10,500	827,085

TOTAL COMMON STOCKS (cost $211,230,856)		859,338,033

EXCHANGE-TRADED FUND 0.4%
iShares Core S&P 500 ETF (cost $3,200,124)	12,700	3,791,204

TOTAL LONG-TERM INVESTMENTS (cost $214,430,980)		863,129,237

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	31

Schedule of Investments (continued)

as of September 30, 2019

Description				Shares	Value
SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUNDS 2.7%
PGIM Core Ultra Short Bond Fund(w)				22,119,442	$22,119,442
PGIM Institutional Money Market Fund (cost $1,554,043; includes $1,544,782 of cash collateral for securities on loan)(b)(w)				1,553,966	1,554,121

TOTAL AFFILIATED MUTUAL FUNDS (cost $23,673,485)					23,673,563

	Interest Rate		Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills(k) (cost $1,194,997)	1.909	%(n)	12/19/19	1,200	1,195,457

TOTAL SHORT-TERM INVESTMENTS (cost $24,868,482)					24,869,020

TOTAL INVESTMENTS 100.2% (cost $239,299,462)					887,998,257
Liabilities in excess of other assets(z) (0.2)%					(1,767,848)

NET ASSETS 100.0%					$886,230,409

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

NASDAQ—National Association of Securities Dealers Automated Quotations

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,541,702; cash collateral of $1,544,782 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

32

Futures contracts outstanding at September 30, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
62	S&P 500 E-Mini Index	Dec. 2019	$9,233,350	$(75,576)
19	S&P 500 Index	Dec. 2019	14,147,875	(109,564)

				$(185,140)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$1,195,457

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,383,620	$—	$—
Air Freight & Logistics	4,980,800	—	—
Airlines	3,354,092	—	—
Auto Components	1,004,751	—	—
Automobiles	3,101,710	—	—
Banks	46,902,781	—	—
Beverages	16,704,348	—	—
Biotechnology	18,337,584	—	—
Building Products	2,406,327	—	—
Capital Markets	23,116,089	—	—
Chemicals	16,817,019	—	—
Commercial Services & Supplies	3,710,897	—	—
Communications Equipment	9,312,293	—	—

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	33

Schedule of Investments (continued)

as of September 30, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Construction & Engineering	$546,840	$—	$—
Construction Materials	1,341,258	—	—
Consumer Finance	5,943,247	—	—
Containers & Packaging	3,127,774	—	—
Distributors	809,205	—	—
Diversified Consumer Services	158,726	—	—
Diversified Financial Services	14,193,205	—	—
Diversified Telecommunication Services	18,754,143	—	—
Electric Utilities	18,538,380	—	—
Electrical Equipment	4,046,546	—	—
Electronic Equipment, Instruments & Components	4,449,673	—	—
Energy Equipment & Services	3,331,400	—	—
Entertainment	15,435,291	—	—
Equity Real Estate Investment Trusts (REITs)	27,017,480	—	—
Food & Staples Retailing	13,792,430	—	—
Food Products	10,145,199	—	—
Gas Utilities	432,782	—	—
Health Care Equipment & Supplies	31,004,779	—	—
Health Care Providers & Services	21,540,315	—	—
Health Care Technology	743,053	—	—
Hotels, Restaurants & Leisure	16,427,081	—	—
Household Durables	3,181,517	—	—
Household Products	16,091,289	—	—
Independent Power & Renewable Electricity Producers	692,562	—	—
Industrial Conglomerates	11,589,968	—	—
Insurance	21,156,377	—	—
Interactive Media & Services	41,940,109	—	—
Internet & Direct Marketing Retail	30,057,485	—	—
IT Services	47,645,878	—	—
Leisure Products	493,038	—	—
Life Sciences Tools & Services	8,928,736	—	—
Machinery	13,460,235	—	—
Media	12,301,511	—	—
Metals & Mining	2,086,033	—	—
Multiline Retail	4,815,044	—	—
Multi-Utilities	9,951,189	—	—
Oil, Gas & Consumable Fuels	35,132,493	—	—
Personal Products	1,617,383	—	—
Pharmaceuticals	37,167,350	—	—
Professional Services	2,862,951	—	—
Real Estate Management & Development	551,304	—	—
Road & Rail	8,334,574	—	—
Semiconductors & Semiconductor Equipment	33,720,001	—	—
Software	57,356,137	—	—
Specialty Retail	20,592,855	—	—
Technology Hardware, Storage & Peripherals	36,538,041	—	—
Textiles, Apparel & Luxury Goods	6,362,156	—	—

See Notes to Financial Statements.

34

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Tobacco	$6,739,320	$—	$—
Trading Companies & Distributors	1,439,222	—	—
Water Utilities	795,072	—	—
Wireless Telecommunication Services	827,085	—	—
Exchange-Traded Fund	3,791,204	—	—
Affiliated Mutual Funds	23,673,563	—	—
U.S. Treasury Obligation	—	1,195,457	—
Other Financial Instruments*
Futures Contracts	(185,140)	—	—

Total	$886,617,660	$1,195,457	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

Software	6.5%
IT Services	5.4
Banks	5.3
Interactive Media & Services	4.7
Pharmaceuticals	4.2
Technology Hardware, Storage & Peripherals	4.1
Oil, Gas & Consumable Fuels	4.0
Semiconductors & Semiconductor Equipment	3.8
Health Care Equipment & Supplies	3.5
Internet & Direct Marketing Retail	3.4
Equity Real Estate Investment Trusts (REITs)	3.0
Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	2.7
Aerospace & Defense	2.6
Capital Markets	2.6
Health Care Providers & Services	2.4
Insurance	2.4
Specialty Retail	2.3
Diversified Telecommunication Services	2.1
Electric Utilities	2.1
Biotechnology	2.1
Chemicals	1.9
Beverages	1.9
Hotels, Restaurants & Leisure	1.9

Household Products	1.8%
Entertainment	1.7
Diversified Financial Services	1.6
Food & Staples Retailing	1.6
Machinery	1.5
Media	1.4
Industrial Conglomerates	1.3
Food Products	1.1
Multi-Utilities	1.1
Communications Equipment	1.0
Life Sciences Tools & Services	1.0
Road & Rail	0.9
Tobacco	0.8
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.7
Air Freight & Logistics	0.6
Multiline Retail	0.5
Electronic Equipment, Instruments & Components	0.5
Electrical Equipment	0.5
Exchange-Traded Fund	0.4
Commercial Services & Supplies	0.4
Airlines	0.4
Energy Equipment & Services	0.4
Household Durables	0.4
Containers & Packaging	0.4

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	35

Schedule of Investments (continued)

as of September 30, 2019

Industry Classification (continued):

Automobiles	0.3%
Professional Services	0.3
Building Products	0.3
Metals & Mining	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction Materials	0.1
U.S. Treasury Obligation	0.1
Auto Components	0.1
Wireless Telecommunication Services	0.1
Distributors	0.1
Water Utilities	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate Management & Development	0.1%
Construction & Engineering	0.1
Leisure Products	0.1
Gas Utilities	0.0 *
Diversified Consumer Services	0.0 *

100.2
Liabilities in excess of other assets	(0.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker— variation margin futures	$185,140	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$832,220

See Notes to Financial Statements.

36

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(263,979)

For the year ended September 30, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$20,628,251

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,541,702	$(1,541,702)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	37

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments at value, including securities on loan of $1,541,702:
Unaffiliated investments (cost $215,190,639)	$863,056,399
Affiliated investments (cost $24,108,823)	24,941,858
Cash	123
Dividends receivable	754,976
Receivable for Fund shares sold	753,264
Due from broker—variation margin futures	115,395
Prepaid expenses	7,387

Total Assets	889,629,402

Liabilities
Payable to broker for collateral for securities on loan	1,544,782
Payable for Fund shares reacquired	1,444,222
Accrued expenses and other liabilities	179,809
Distribution fee payable	129,545
Management fee payable	57,493
Affiliated transfer agent fee payable	43,142

Total Liabilities	3,398,993

Net Assets	$886,230,409

Net assets were comprised of:
Shares of beneficial interest, at par	$18,250
Paid-in capital in excess of par	103,253,240
Total distributable earnings (loss)	782,958,919

Net assets, September 30, 2019	$886,230,409

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share, ($287,076,304 ÷ 5,923,536 shares of beneficial interest issued and outstanding)	$48.46
Maximum sales charge (3.25% of offering price)	1.63

Maximum offering price to public	$50.09

Class C
Net asset value, offering price and redemption price per share,
($70,382,114 ÷ 1,468,636 shares of beneficial interest issued and outstanding)	$47.92

Class I
Net asset value, offering price and redemption price per share,
($228,062,816 ÷ 4,682,811 shares of beneficial interest issued and outstanding)	$48.70

Class Z
Net asset value, offering price and redemption price per share,
($289,780,145 ÷ 5,950,526 shares of beneficial interest issued and outstanding)	$48.70

Class R6
Net asset value, offering price and redemption price per share,
($10,929,030 ÷ 224,319 shares of beneficial interest issued and outstanding)	$48.72

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	39

Statement of Operations

Year Ended September 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2 foreign withholding tax)	$17,949,858
Affiliated dividend income	497,682
Income from securities lending, net (including affiliated income of $18,871)	38,974
Interest income	22,451

Total income	18,508,965

Expenses
Management fee	1,370,964
Distribution fee(a)	1,648,002
Transfer agent’s fees and expenses (including affiliated expense of $242,652)(a)	963,203
Custodian and accounting fees	114,340
Registration fees(a)	83,209
Shareholders’ reports	60,185
Legal fees and expenses	30,005
Trustees’ fees	27,320
Audit fee	24,596
Miscellaneous	34,565

Total expenses	4,356,389
Less: Fee waiver and/or expense reimbursement(a)	(650,687)

Net expenses	3,705,702

Net investment income (loss)	14,803,263

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $206,342)	133,591,366
Futures transactions	832,220

134,423,586

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(406,841))	(124,600,240)
Futures	(263,979)

(124,864,219)

Net gain (loss) on investment transactions	9,559,367

Net Increase (Decrease) In Net Assets Resulting From Operations	$24,362,630

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class I	Class Z	Class R6
Distribution fee	799,026	848,976	—	—	—
Transfer agent’s fees and expenses	321,400	52,408	167,636	421,518	241
Registration fees	18,154	16,395	15,742	16,792	16,126
Fee waiver and/or expense reimbursement	(186,475)	(59,430)	(167,609)	(220,592)	(16,581)

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended September 30,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$14,803,263	$15,737,781
Net realized gain (loss) on investment transactions		134,423,586	149,023,023
Net change in unrealized appreciation (depreciation) on investments		(124,864,219)	7,889,061

Net increase (decrease) in net assets resulting from operations		24,362,630	172,649,865

Dividends and Distributions
Distributions from distributable earnings*
Class A		(44,754,456)	—
Class C		(16,634,611)	—
Class I		(44,901,740)	—
Class Z		(58,968,361)	—
Class R6		(324,876)	—

		(165,584,044)	—

Dividends from net investment income*
Class A			(3,579,338)
Class C			(876,609)
Class I			(5,308,178)
Class Z			(6,219,386)
Class R6			(150)

		*	(15,983,661)

Distributions from net realized gains*
Class A			(12,245,362)
Class C			(4,458,137)
Class I			(15,438,690)
Class Z			(18,580,627)
Class R6			(445)

		*	(50,723,261)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		143,095,692	124,404,893
Net asset value of shares issued in reinvestment of dividends and distributions		164,718,849	66,310,557
Cost of shares reacquired		(326,143,965)	(360,793,391)

Net increase (decrease) in net assets from Fund share transactions		(18,329,424)	(170,077,941)

Total increase (decrease)		(159,550,838)	(64,134,998)

Net Assets:
Beginning of year		1,045,781,247	1,109,916,245

End of year(a)		$886,230,409	$1,045,781,247

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$15,895,549

*	For the year ended September 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	41

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two funds: PGIM QMA Stock Index Fund, which is a diversified fund, and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Stock Index Fund (the “Fund”).

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

42

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be

PGIM QMA Stock Index Fund	43

Notes to Financial Statements (continued)

sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

44

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

PGIM QMA Stock Index Fund	45

Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also

46

responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.15% of the Fund’s average daily net assets up to and including $1 billion and 0.10% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.15% for the year ended September 30, 2019.

The Manager has contractually agreed, through January 31, 2021 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. Separately, the Manager has contractually agreed, through January 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.18% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I, Class Z and Class R6 shares of the Fund.

PGIM QMA Stock Index Fund	47

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended September 30, 2019, PIMS received $113,718 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2019, PIMS received $11,848 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended September 30, 2019, no 17a-7

48

transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2019, were $25,111,525 and $198,088,167, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$18,381,265	$158,476,533	$154,738,356	$—	$—	$22,119,442	22,119,442	$436,902
PGIM Institutional Money Market Fund*
3,424,103	120,044,371	121,912,519	34	(1,868)	1,554,121	1,553,966	18,871	**
Prudential Financial, Inc.
1,783,232	—	316,272	(406,875)	208,210	1,268,295	14,100	60,780

$23,588,600	$278,520,904	$276,967,147	$(406,841)	$206,342	$24,941,858		$516,553

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2019, the tax character of dividends paid by the Fund were $21,197,243 of ordinary income and $144,386,801 of long-term capital gains. For the year ended September 30, 2018, the tax character of dividends paid by the Fund were $19,225,453 of ordinary income and $47,481,469 of long-term capital gains.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis were $10,918,275 of ordinary income and $127,478,664 of long-term capital gains.

PGIM QMA Stock Index Fund	49

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$243,251,137	$653,277,219	$(8,715,239)	$644,561,980

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, corporate actions adjustments and other book to tax differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class I and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class I, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into five classes, designated Class A, Class C, Class I, Class Z and Class R6 shares.

As of September 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 241 Class R6 shares of the Fund. At reporting period end, four

50

shareholders of record, each holding greater than 5% of the Fund, held 38% of the Fund’s outstanding shares, of which 15% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2019:
Shares sold	517,289	$23,888,544
Shares issued in reinvestment of dividends and distributions	1,055,599	44,155,701
Shares reacquired	(1,038,744)	(47,708,395)

Net increase (decrease) in shares outstanding before conversion	534,144	20,335,850
Shares issued upon conversion from other share class(es)	556,917	26,219,127
Shares reacquired upon conversion into other share class(es)	(7,158)	(341,469)

Net increase (decrease) in shares outstanding	1,083,903	$46,213,508

Year ended September 30, 2018:
Shares sold	322,414	$17,210,353
Shares issued in reinvestment of dividends and distributions	299,134	15,536,992
Shares reacquired	(925,553)	(49,570,977)

Net increase (decrease) in shares outstanding before conversion	(304,005)	(16,823,632)
Shares issued upon conversion from other share class(es)	16,322	891,027
Shares reacquired upon conversion into other share class(es)	(28,722)	(1,554,356)

Net increase (decrease) in shares outstanding	(316,405)	$(17,486,961)

Class C
Year ended September 30, 2019:
Shares sold	258,072	$11,768,465
Shares issued in reinvestment of dividends and distributions	399,106	16,590,836
Shares reacquired	(484,475)	(22,020,304)

Net increase (decrease) in shares outstanding before conversion	172,703	6,338,997
Shares reacquired upon conversion into other share class(es)	(623,533)	(28,976,985)

Net increase (decrease) in shares outstanding	(450,830)	$(22,637,988)

Year ended September 30, 2018:
Shares sold	319,490	$16,927,644
Shares issued in reinvestment of dividends and distributions	103,128	5,320,388
Shares reacquired	(289,134)	(15,338,071)

Net increase (decrease) in shares outstanding before conversion	133,484	6,909,961
Shares reacquired upon conversion into other share class(es)	(53,562)	(2,939,825)

Net increase (decrease) in shares outstanding	79,922	$3,970,136

PGIM QMA Stock Index Fund	51

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended September 30, 2019:
Shares sold	686,826	$32,236,077
Shares issued in reinvestment of dividends and distributions	1,068,996	44,812,293
Shares reacquired	(2,114,147)	(99,027,714)

Net increase (decrease) in shares outstanding before conversion	(358,325)	(21,979,344)
Shares issued upon conversion from other share class(es)	1,243	57,579
Shares reacquired upon conversion into other share class(es)	(7,573)	(379,889)

Net increase (decrease) in shares outstanding	(364,655)	$(22,301,654)

Year ended September 30, 2018:
Shares sold	707,654	$38,223,432
Shares issued in reinvestment of dividends and distributions	397,716	20,717,008
Shares reacquired	(2,462,699)	(129,320,520)

Net increase (decrease) in shares outstanding before conversion	(1,357,329)	(70,380,080)
Shares issued upon conversion from other share class(es)	1,239	70,037
Shares reacquired upon conversion into other share class(es)	(20,436)	(1,109,058)

Net increase (decrease) in shares outstanding	(1,376,526)	$(71,419,101)

Class Z
Year ended September 30, 2019:
Shares sold	1,390,087	$63,996,507
Shares issued in reinvestment of dividends and distributions	1,403,175	58,835,143
Shares reacquired	(3,356,148)	(155,599,106)

Net increase (decrease) in shares outstanding before conversion	(562,886)	(32,767,456)
Shares issued upon conversion from other share class(es)	74,308	3,407,059
Shares reacquired upon conversion into other share class(es)	(343)	(16,213)

Net increase (decrease) in shares outstanding	(488,921)	$(29,376,610)

Year ended September 30, 2018:
Shares sold	965,932	$51,963,615
Shares issued in reinvestment of dividends and distributions	474,771	24,735,574
Shares reacquired	(3,102,160)	(166,543,375)

Net increase (decrease) in shares outstanding before conversion	(1,661,457)	(89,844,186)
Shares issued upon conversion from other share class(es)	99,833	5,495,274
Shares reacquired upon conversion into other share class(es)	(16,202)	(888,551)

Net increase (decrease) in shares outstanding	(1,577,826)	$(85,237,463)

52

Class R6	Shares	Amount
Year ended September 30, 2019:
Shares sold	252,541	$11,206,099
Shares issued in reinvestment of dividends and distributions	7,748	324,876
Shares reacquired	(38,327)	(1,788,446)

Net increase (decrease) in shares outstanding before conversion	221,962	9,742,529
Shares issued upon conversion from other share class(es)	671	30,791

Net increase (decrease) in shares outstanding	222,633	$9,773,320

Period ended September 30, 2018*:
Shares sold	1,402	$79,849
Shares issued in reinvestment of dividends and distributions	11	595
Shares reacquired	(371)	(20,448)

Net increase (decrease) in shares outstanding before conversion	1,042	59,996
Shares issued upon conversion from other share class(es)	644	35,452

Net increase (decrease) in shares outstanding	1,686	$95,448

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

PGIM QMA Stock Index Fund	53

Notes to Financial Statements (continued)

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $10,954,000, borrowed at a weighted average interest rate of 3.64%. The maximum loan outstanding amount during the period was $16,903,000. At September 30, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

54

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM QMA Stock Index Fund	55

Financial Highlights

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$57.19	$51.67	$45.37	$40.91	$43.97
Income (loss) from investment operations:
Net investment income (loss)	0.70	0.73	0.71	0.69	0.65
Net realized and unrealized gain (loss) on investment transactions	(0.04)	7.91	7.23	5.27	(0.93)
Total from investment operations	0.66	8.64	7.94	5.96	(0.28)
Less Dividends and Distributions:
Dividends from net investment income	(1.04)	(0.70)	(0.74)	(0.84)	(0.63)
Distributions from net realized gains	(8.35)	(2.42)	(0.90)	(0.66)	(2.15)
Total dividends and distributions	(9.39)	(3.12)	(1.64)	(1.50)	(2.78)
Net asset value, end of year	$48.46	$57.19	$51.67	$45.37	$40.91
Total Return(b):	3.75%	17.34%	17.97%	14.85%	(1.06)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$287,076	$276,785	$266,434	$238,671	$200,334
Average net assets (000)	$266,336	$272,887	$257,269	$222,230	$210,562
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.54%	0.52%	0.52%	0.53%	0.54%
Expenses before waivers and/or expense reimbursement	0.61%	0.59%	0.59%	0.60%	0.61%
Net investment income (loss)	1.48%	1.36%	1.49%	1.61%	1.49%
Portfolio turnover rate(e)	3%	2%	4%	4%	6%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class C Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$56.50	$51.19	$44.97	$40.56	$43.64
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.37	0.40	0.41	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.02)	7.83	7.18	5.22	(0.94)
Total from investment operations	0.37	8.20	7.58	5.63	(0.57)
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.47)	(0.46)	(0.56)	(0.36)
Distributions from net realized gains	(8.35)	(2.42)	(0.90)	(0.66)	(2.15)
Total dividends and distributions	(8.95)	(2.89)	(1.36)	(1.22)	(2.51)
Net asset value, end of year	$47.92	$56.50	$51.19	$44.97	$40.56
Total Return(b):	3.08%	16.56%	17.24%	14.10%	(1.70)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,382	$108,459	$94,169	$72,100	$49,462
Average net assets (000)	$84,898	$102,726	$85,397	$61,856	$46,945
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.19%	1.18%	1.16%	1.18%	1.19%
Expenses before waivers and/or expense reimbursement	1.26%	1.25%	1.23%	1.25%	1.26%
Net investment income (loss)	0.84%	0.70%	0.85%	0.96%	0.85%
Portfolio turnover rate(e)	3%	2%	4%	4%	6%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	57

Financial Highlights (continued)

Class I Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$57.50	$51.89	$45.54	$41.07	$44.14
Income (loss) from investment operations:
Net investment income (loss)	0.87	0.91	0.88	0.84	0.81
Net realized and unrealized gain (loss) on investment transactions	(0.06)	7.95	7.26	5.29	(0.97)
Total from investment operations	0.81	8.86	8.14	6.13	(0.16)
Less Dividends and Distributions:
Dividends from net investment income	(1.26)	(0.83)	(0.89)	(1.00)	(0.76)
Distributions from net realized gains	(8.35)	(2.42)	(0.90)	(0.66)	(2.15)
Total dividends and distributions	(9.61)	(3.25)	(1.79)	(1.66)	(2.91)
Net asset value, end of year	$48.70	$57.50	$51.89	$45.54	$41.07
Total Return(b):	4.12%	17.72%	18.40%	15.23%	(0.77)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$228,063	$290,252	$333,339	$334,673	$295,412
Average net assets (000)	$239,501	$289,170	$339,473	$323,821	$291,839
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.18%	0.18%	0.19%	0.19%
Expenses before waivers and/or expense reimbursement	0.26%	0.25%	0.25%	0.26%	0.26%
Net investment income (loss)	1.83%	1.69%	1.86%	1.96%	1.83%
Portfolio turnover rate(e)	3%	2%	4%	4%	6%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class Z Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$57.49	$51.88	$45.54	$41.07	$44.12
Income (loss) from investment operations:
Net investment income (loss)	0.84	0.88	0.85	0.82	0.78
Net realized and unrealized gain (loss) on investment transactions	(0.05)	7.95	7.25	5.28	(0.94)
Total from investment operations	0.79	8.83	8.10	6.10	(0.16)
Less Dividends and Distributions:
Dividends from net investment income	(1.23)	(0.80)	(0.86)	(0.97)	(0.74)
Distributions from net realized gains	(8.35)	(2.42)	(0.90)	(0.66)	(2.15)
Total dividends and distributions	(9.58)	(3.22)	(1.76)	(1.63)	(2.89)
Net asset value, end of year	$48.70	$57.49	$51.88	$45.54	$41.07
Total Return(b):	4.05%	17.67%	18.31%	15.16%	(0.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$289,780	$370,188	$415,974	$396,421	$388,796
Average net assets (000)	$315,161	$392,699	$412,869	$390,514	$442,546
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.25%	0.24%	0.24%	0.25%	0.25%
Expenses before waivers and/or expense reimbursement	0.32%	0.31%	0.31%	0.32%	0.32%
Net investment income (loss)	1.78%	1.63%	1.77%	1.89%	1.78%
Portfolio turnover rate(e)	3%	2%	4%	4%	6%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	59

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$57.52	$54.26
Income (loss) from investment operations:
Net investment income (loss)	0.86	0.70
Net realized and unrealized gain (loss) on investment transactions	(0.05)	5.79
Total from investment operations	0.81	6.49
Less Dividends and Distributions:
Dividends from net investment income	(1.26)	(0.81)
Distributions from net realized gains	(8.35)	(2.42)
Total dividends and distributions	(9.61)	(3.23)
Net asset value, end of period	$48.72	$57.52
Total Return(c):	4.12%	12.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,929	$97
Average net assets (000)	$8,080	$23
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.18%	0.18%	(e)
Expenses before waivers and/or expense reimbursement	0.39%	146.02%	(e)
Net investment income (loss)	1.85%	1.55%	(e)
Portfolio turnover rate(f)	3%	2%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Stock Index Fund and Board of Trustees

Prudential Investment Portfolios 8:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Stock Index Fund, a series of Prudential Investment Portfolios 8, (the Fund), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

PGIM QMA Stock Index Fund	61

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2019, the Fund reports the maximum amount allowed per share, but not less than $8.26 for Class A, C, I, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Stock Index Fund	100.00%	100.00%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Stock Index Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Stock Index Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Stock Index Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Stock Index Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM QMA Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2018 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•	The Board and PGIM Investments agreed to retain the existing management fee waiver, so that the effective management fee rate is 0.08% though January 31, 2020.
•

The Board and PGIM Investments also agreed to retain the existing expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.18% for Class R6 shares through January 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Stock Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Stock Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA STOCK INDEX FUND

SHARE CLASS	A	C	I	Z	R6
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX	PQSIX
CUSIP	74441F108	74441F306	74441F405	74441F504	74441F702

MF174 E

PGIM SECURITIZED CREDIT FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Maximize total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•

The Fund’s commercial mortgage-backed securities (CMBS) positioning was focused predominantly in single-asset, single-borrower CMBS mezzanine tranches, which outperformed senior bonds during the reporting period.

•	The Fund’s US collateralized loan obligation (CLO) AAA- and AA-rated positions contributed positively to performance as those spreads remained stable despite weakness in the corporate market.

•

Tactical positioning in US bank loans and high yield bonds, which the Fund invested in as an alternative to mezzanine CLOs, detracted from performance as some individual holdings missed earnings expectations and subsequently traded down.

•	Positioning in AAA-rated CMBS detracted from performance as spreads widened in the third quarter of 2019.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Securitized Credit Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Securitized Credit Fund informative and useful. The report covers performance for the reporting period that began July 1, 2019 (the Fund’s inception), and ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Securitized Credit Fund

November 15, 2019

PGIM Securitized Credit Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)*
	One Year (%)	Since Inception (%)
Class A	–0.54	3.81 (11/16/15)
Class C	1.05	3.92 (11/16/15)
Class Z	3.06	4.96 (11/16/15)
Class R6	3.11	5.01 (11/16/15)
ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	2.65	1.54
Bloomberg Barclays US Aggregate Bond Index
	10.30	3.71

	Average Annual Total Returns as of 9/30/19 (without sales charges)*
	One Year (%)	Since Inception (%)
Class A	2.80	4.70 (11/16/15)
Class C	2.05	3.92 (11/16/15)
Class Z	3.06	4.96 (11/16/15)
Class R6	3.11	5.01 (11/16/15)
ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	2.65	1.54
Bloomberg Barclays US Aggregate Bond Index
	10.30	3.71

Source: PGIM Investments LLC and Lipper Inc.

* For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since its inception (using the same portfolio management team). The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

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Growth of a $10,000 Investment (unaudited)

The graph shows a $10,000 investment in Fund’s Class Z shares by linking the performance of the Predecessor Fund* (which commenced operations on November 16, 2015) with the performance of Class Z shares (which commenced operations on July 1, 2019), and comparing that performance to a similar investment in the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The graph portrays the initial account values and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

* For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since

PGIM Securitized Credit Fund	7

Your Fund’s Performance (continued)

its inception (using the same portfolio management team). The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price.	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase.	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Index returns do not include the effect of any mutual fund sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of these expenses. Source: ICE BofA Merrill Lynch, used with permission.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Credit Quality expressed as a percentage of total investments as of 9/30/19 (%)
AAA	25.8
AA	27.1
A	3.0
BBB	10.9
BB	9.3
B	3.7
CCC	1.5
Not Rated	13.1
Cash/Cash Equivalents	5.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 9/30/19
	Total Distributions Paid Since 7/1/19 ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.08	2.98	–199.98
Class C	0.06	2.32	–199.99
Class Z	0.09	3.35	1.08
Class R6	0.09	3.39	–199.99

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Securitized Credit Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Securitized Credit Fund’s Class Z shares returned 0.57% from the Fund’s inception on July 1, 2019 through the end of the reporting period on September 30, 2019, underperforming the 1.54% return of the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index). For periods prior to July 1, 2019, the performance was that of the Predecessor Fund, which commenced operations on November 16, 2015.

What were the market conditions?

•

US Treasury rates rallied in the third quarter of 2019 as markets capitulated to the lower long-term global growth outlook. This outlook also impacted some of the more growth-sensitive sectors within corporate credit, especially those with higher leverage. Shifting expectations for growth and an ongoing need for yield, combined with a cautious view on corporate credit, led to bifurcated performance between different tranches within the commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and collateralized loan obligation (CLO) markets.

•

In CMBS, the lower rates allowed lenders to be more competitive, leading to an increase in non-agency issuance. Despite the traditional summer slowdown, the CMBS market issued $13.1 billion of new securities in the third quarter after about $9.5 billion in the second quarter of 2019. PGIM Fixed Income expects issuance to remain elevated through the fourth quarter. As a result of higher-than-expected new issuance, AAA-rated CMBS spreads widened from the mid 80s to the mid 90s. (Spreads are yield differentials versus US Treasury securities of comparable maturity.) Conversely, BBB-rated CMBS spreads tightened, as investors favored riskier, higher-yielding, fixed-rate securities. From a fundamentals perspective, PGIM Fixed Income remained constructive on the outlook for commercial real estate, with low vacancies and net-operating-income growth in excess of inflation. Underwriting standards for CMBS conduit loans were largely stable in the third quarter, though there were some signs of deterioration, including a subtle shift to higher leverage.

•

In residential mortgage-backed securities (RMBS), PGIM Fixed Income’s expectations for slowing home price appreciation (HPA) emerged in recent data, and HPA may move lower in 2020 while remaining positive. Overall, PGIM Fixed Income remained constructive on residential housing and post-crisis mortgage credit fundamentals, but the sector remained extremely crowded and there may be more compelling value in other parts of the securitized market.

•

In ABS, spreads were also impacted by the US Treasury rally, as private student loans underperformed due to higher prepayment expectations. Conversely, short-term securities, such as subprime auto loans, performed well.

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•

In CLOs, the bifurcation between senior and junior tranches was much more pronounced as the market began pricing in underlying fundamental weakness in parts of the bank loan market. Mezzanine and equity securities, which are most sensitive to credit technicals and fundamentals, underperformed as spreads widened. Meanwhile, AAA spreads remained unchanged, as these tranches are less sensitive to underlying credit deterioration.

What worked?

•

The Fund’s CMBS positioning was focused predominantly in single-asset, single-borrower (SASB) CMBS mezzanine tranches, which outperformed senior bonds during the reporting period. The Fund also benefitted from a short position in AAA CMBX, which is a synthetic index that tracks CMBS, that the Fund closed out of as the market widened. The Fund’s positioning in interest-only tranches also contributed positively.

•	The Fund’s US CLO AAA- and AA-rated positions contributed positively to performance as those spreads remained stable despite weakness in the corporate market.

What didn’t work?

•

Tactical positioning in US bank loans and high yield bonds, which the Fund invested in as an alternative to mezzanine CLOs, detracted from performance as some individual holdings missed earnings expectations and subsequently traded down.

•	Positioning in AAA-rated CMBS detracted from performance as spreads widened in the third quarter.

•	Positioning in euro-denominated CLOs detracted from performance as spreads lagged primary market tightening.

Did the Fund use derivatives?

•	The Fund utilized interest rate swaps to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

Current outlook

•

PGIM Fixed Income’s fundamental outlook remains benign across a host of asset types, including commercial real estate, residential real estate, and consumer loans. That said, PGIM Fixed Income is less bullish on fundamentals than in past years given headwinds such as slowing growth, trade uncertainty, a leveraged US consumer, and full valuations for commercial and residential real estate.

PGIM Securitized Credit Fund	11

Strategy and Performance Overview (continued)

•

The Fund’s risk positioning overall remains conservative given the uncertainty in broader market conditions. The largest exposures are in senior CLOs, AAA-rated CMBS, and select SASB CMBS subordinates, and PGIM Fixed Income expects to continue to hold its modest corporate credit exposures. The Fund’s exposure to non-agency RMBS investments is lower relative to previous periods reflecting the run-up in valuations in recent years. PGIM Fixed Income currently favors bespoke financings of high-quality mortgage pools at spreads ranging from LIBOR +115 to 225 basis points (bps). (One basis point is 0.01%.)

•

Ongoing elevated issuance will likely place a near-term floor on spread tightening in both the CLO and CMBS AAA markets. PGIM Fixed Income believes the market in senior bonds will stay relatively stable, barring a macro sell-off, and spreads will remain range-bound (+/- 5 bps) from current levels. PGIM Fixed Income also believes consumer fundamentals will remain stable as economic data remains favorable, and it expects issuer tiering based on fundamental quality or market perception to continue in ABS, CMBS, and CLOs.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

PGIM Securitized Credit Fund	13

the period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Securitized Credit Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual**	$1,000.00	$1,005.10	0.90%	$2.27
	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56
Class C	Actual**	$1,000.00	$1,003.30	1.65%	$4.17
	Hypothetical	$1,000.00	$1,016.80	1.65%	$8.34
Class Z	Actual**	$1,000.00	$1,005.70	0.65%	$1.64
	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29
Class R6	Actual**	$1,000.00	$1,005.80	0.60%	$1.52
	Hypothetical	$1,000.00	$1,022.06	0.60%	$3.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 92-day period ended September 30, 2019 due to the Fund’s inception date of July 1, 2019.

14	Visit our website at pgiminvestments.com

Schedule of Investments

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 95.1%

ASSET-BACKED SECURITIES 53.4%

Automobiles 4.3%
Ally Auto Receivables Trust, Series 2017-03, Class R, IO, 144A^	0.000%		01/16/24		1	$231,600
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class E, 144A	4.740		11/14/25		800	812,925
Series 2019-01A, Class B, 144A	3.950		11/14/28		100	105,258

						1,149,783

Collateralized Loan Obligations 36.4%
Anchorage Capital Europe CLO (Ireland), Series 01X, Class A2	1.500		01/15/31	EUR	500	544,071
Aurium CLO DAC (Ireland), Series 04A, Class A2, 144A	1.620		01/16/31	EUR	450	490,050
BlueMountain Fuji CLO DAC (Ireland), Series 04A, Class B2, 144A	2.900		03/30/32	EUR	500	553,265
Elevation CLO Ltd. (Cayman Islands), Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	3.970	(c)	04/18/27		500	499,956
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.858	(c)	02/15/29		750	751,519
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)	4.143	(c)	04/15/29		500	501,919
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	4.228	(c)	10/20/31		300	300,052
KVK CLO Ltd. (Cayman Islands), Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	05/20/29		500	496,428
MidOcean Credit CLO (Cayman Islands), Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	02/20/31		1,000	985,569
OCP Euro CLO DAC (Ireland), Series 2019-03A, Class B2, 144A	2.450		04/20/30	EUR	250	271,831
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	4.053	(c)	04/17/31		250	247,918
Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	4.178	(c)	10/20/31		500	495,672

See Notes to Financial Statements.

PGIM Securitized Credit Fund	15

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.480% (Cap N/A, Floor 1.480%)	4.044	%(c)	05/15/32	500	$500,077
Trimaran Cavu Ltd. (Cayman Islands), Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	4.667	(c)	07/20/32	500	499,743
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.703	(c)	07/15/27	750	743,583
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	4.250	(c)	10/18/31	500	501,429
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.876	(c)	01/25/31	500	491,875
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	4.493	(c)	07/15/31	975	957,164

					9,832,121

Consumer Loans 4.3%
OneMain Financial Issuance Trust, Series 2017-01A, Class C, 144A	3.350		09/14/32	100	100,431
Oportun Funding LLC,
Series 2017-B, Class B, 144A	4.260		10/10/23	250	251,988
Series 2018-C, Class C, 144A	5.520		10/08/24	500	513,712
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	4.868	(c)	02/25/23	100	100,060
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.668	(c)	08/25/25	100	100,352
Springleaf Funding Trust, Series 2017-AA, Class C, 144A	3.860		07/15/30	100	102,202

					1,168,745

Home Equity Loans 0.7%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-AR01, Class M3, 1 Month LIBOR + 4.500% (Cap N/A, Floor 3.000%)	4.054	(c)	01/25/33	182	182,237

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Other 1.3%
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	4.368	%(c)	04/25/23		360	$358,044

Residential Mortgage-Backed Securities 4.2%
Credit Suisse Mortgage Trust, Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	5.250	(c)	12/26/46		252	252,060
CWABS Asset-Backed Certificates Trust, Series 2004-13, Class AF5A	4.815	(cc)	05/25/35		147	148,161
Legacy Mortgage Asset Trust, Series 2019-GS04, Class A1, 144A	3.438		05/25/59		97	97,413
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	590	641,693

						1,139,327

Student Loans 2.2%
Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	0.000		10/25/48		2,700	188,875
SLM Student Loan Trust, Series 2007-02, Class B, 3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)	2.446	(c)	07/25/25		200	182,923
SoFi Alternative Trust, Series 2019-D, Class 1PT, 144A	2.460	(cc)	01/16/46		200	205,955

						577,753

TOTAL ASSET-BACKED SECURITIES (cost $14,540,094)						14,408,010

BANK LOANS 4.1%

Chemicals 0.4%
Solenis International LP, First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	6.118	(c)	06/26/25		125	121,367

Environmental Control 0.4%
Advanced Disposal Services, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	4.197	(c)	11/10/23		100	99,920

See Notes to Financial Statements.

PGIM Securitized Credit Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Pharmaceuticals 0.9%
Arbor Pharmaceuticals LLC, Term Loan	—	%(p)	07/05/23	123	$113,014
NVA Holdings, Inc., Term B-3 Loan (First Lien), 1 Month LIBOR + 2.750%	4.794	(c)	02/02/25	125	124,568

					237,582

Real Estate 0.4%
Brookfield Property REIT, Inc., Initial Term B Loan, 1 Month LIBOR + 2.500%	4.544	(c)	08/27/25	125	122,704

Software 1.2%
Boxer Parent Co., Inc., Initial Dollar Term Loan, 1 Month LIBOR + 4.250%	6.294	(c)	10/02/25	125	119,952
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	8.849	(c)	07/12/23	124	74,303
Finastra USA, Inc., First Lien Dollar Term Loan, 1 - 6 Month LIBOR + 3.500%	5.696	(c)	06/13/24	124	121,125

					315,380

Telecommunications 0.8%
GTT Communications, Inc., Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%	4.790	(c)	05/30/25	125	99,643
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	6.044	(c)	10/10/24	124	110,864

					210,507

TOTAL BANK LOANS (cost $1,167,178)					1,107,460

COMMERCIAL MORTGAGE-BACKED SECURITIES 28.2%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.203	(cc)	05/15/35	100	96,776
Series 2018-20TS, Class H, 144A	3.203	(cc)	05/15/35	100	94,974
Barclays Commercial Mortgage Trust, Series 2019-C04, Class A4	2.661		08/15/52	1,000	1,015,280

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BBCMS Mortgage Trust,
Series 2016-ETC, Class E, 144A	3.729	%(cc)	08/14/36	250	$236,927
Series 2018-CHRS, Class D, 144A	4.409	(cc)	08/05/38	100	106,094
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	3.476	(c)	03/15/37	210	209,999
Benchmark Mortgage Trust, Series 2018-B02, Class A5	3.882	(cc)	02/15/51	600	664,419
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 144A	4.903	(cc)	01/10/24	500	519,754
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.678	(c)	05/15/36	150	150,468
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	500	542,871
Series 2017-LSTK, Class D, 144A	3.442	(cc)	04/05/33	250	249,947
Series 2017-LSTK, Class E, 144A	3.442	(cc)	04/05/33	295	293,272
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class XB, IO	0.250	(cc)	11/15/48	25,076	336,066
Series 2016-C06, Class A3	2.956		01/15/49	130	133,607
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.728	(c)	05/15/35	93	93,169
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.028	(c)	05/15/35	162	163,205
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.935	(cc)	12/10/36	375	393,167
Series 2016-85T, Class E, 144A	3.935	(cc)	12/10/36	500	500,389
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.060	(cc)	01/25/20	1,905	1,715
Series K019, Class X1, IO	1.743	(cc)	03/25/22	971	32,859
Series K026, Class X1, IO	1.107	(cc)	11/25/22	1,499	38,631
Series K052, Class X1, IO	0.797	(cc)	11/25/25	2,306	79,205
Series K058, Class X1, IO	1.056	(cc)	08/25/26	3,703	203,739
Series K715, Class X1, IO	1.233	(cc)	01/25/21	1,499	16,083
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200		05/25/45	24,994	109,817
GS Mortgage Securities Trust, Series 2018-GS10, Class A3	4.261	(cc)	07/10/51	500	546,892
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35	100	106,408
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class XB	0.496	(cc)	12/15/48	1,620	34,079

See Notes to Financial Statements.

PGIM Securitized Credit Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.767	%(cc)	07/05/31		300	$314,976
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class XB, 144A	0.437	(cc)	03/15/48		10,000	166,002
Wells Fargo Commercial Mortgage Trust, Series 2015-P02, Class XB	0.642	(cc)	12/15/48		6,400	174,929

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,538,581)						7,625,719

CORPORATE BONDS 4.9%

Aerospace & Defense 0.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875		04/15/27		50	49,792

Banks 3.9%
Bank of America Corp., Jr. Sub. Notes, Series JJ	5.125	(ff)	—	(rr)	500	516,875
BB&T Corp., Jr. Sub. Notes	4.800	(ff)	—	(rr)	35	35,000
JPMorgan Chase & Co., Jr. Sub. Notes, Series FF	5.000	(ff)	—	(rr)	500	511,185

						1,063,060

Electric 0.2%
Calpine Corp., Sr. Unsec’d. Notes	5.750		01/15/25		50	50,875

Healthcare-Services 0.2%
MEDNAX, Inc., Gtd. Notes, 144A	6.250		01/15/27		50	49,622

Home Builders 0.2%
William Lyon Homes, Inc., Gtd. Notes, 144A	6.625		07/15/27		50	51,875

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 0.2%
CenturyLink, Inc., Sr. Unsec’d. Notes, Series U	7.650%		03/15/42	50	$48,625

TOTAL CORPORATE BONDS (cost $1,295,414)					1,313,849

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.5%
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.618	(c)	04/25/28	157	157,196
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.618	(c)	08/25/28	150	150,285
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	3.868	(c)	10/25/27	220	220,651
Credit Suisse Mortgage Trust, Series 2018-11R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.512	(c)	08/25/37	84	83,994
Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.018	(c)	03/25/31	250	250,910
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.668	(c)	01/25/49	60	60,931
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	4.297	(cc)	02/25/35	134	134,233
LSTAR Securities Investment Trust, Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23	67	66,920
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.589	(c)	04/01/24	100	99,662

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,223,130)					1,224,782

TOTAL LONG-TERM INVESTMENTS (cost $25,764,397)					25,679,820

See Notes to Financial Statements.

PGIM Securitized Credit Fund	21

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value

SHORT-TERM INVESTMENT 2.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $593,357)(w)	593,357	$593,357

TOTAL INVESTMENTS 97.3% (cost $26,357,754)		26,273,177
Other assets in excess of liabilities(z) 2.7%		718,045

NET ASSETS 100.0%		$26,991,222

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

CLO—Collateralized Loan Obligation

EURIBOR—Euro Interbank Offered Rate

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

USOIS—United States Overnight Index Swap

EUR—Euro

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $232,587 and 0.9% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(p)	Interest rate not available as of September 30, 2019.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

22

Forward foreign currency exchange contracts outstanding at September 30, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/19	JPMorgan Chase Bank, N.A.	EUR	2,243	$2,466,230	$2,444,936	$—	$(21,294)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/19	Citibank, N.A.	EUR	2,243	$2,500,682	$2,444,936	$55,746	$—
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	EUR	2,243	2,472,164	2,451,284	20,880	—

				$4,972,846	$4,896,220	76,626	—

						$76,626	$(21,294)

Credit default swap agreements outstanding at September 30, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at September 30, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Acas CLO Ltd.	10/29/19	0.500%(M)		12	*	$1	$—	$1	Goldman Sachs International
Anchorage CLO	10/29/19	0.500%(M)	EUR	29	*	2	—	2	Goldman Sachs International
AXA CLO	10/29/19	0.500%(M)	EUR	14	0.500%	1	—	1	Goldman Sachs International
Barings CLO	10/29/19	1.000%(M)		2	*	—	—	—	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	10/31/19	1.250%(M)		54	*	71	—	71	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	10/31/19	1.250%(M)		31	*	41	—	41	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund	23

Schedule of Investments (continued)

as of September 30, 2019

Credit default swap agreements outstanding at September 30, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Blue Mountain CLO	10/29/19	1.000%(M)	7	*	$1	$—	$1	Goldman Sachs International
Blue Mountain CLO	10/29/19	1.000%(M)	6	*	1	—	1	Goldman Sachs International
Canyon CLO	10/29/19	0.500%(M)	4	0.500%	—	—	—	Goldman Sachs International
CIFC CLO	10/29/19	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Citigroup Commercial Mortgage Trust	10/30/19	1.250%(M)	8	4.670%	11	—	11	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	27	4.550%	36	—	36	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	22	19.740%	29	—	29	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	20	4.550%	27	—	27	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	16	6.940%	21	—	21	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	14	6.940%	19	—	19	Goldman Sachs International
COMM Mortgage Trust	10/30/19	1.250%(M)	10	7.460%	13	—	13	Goldman Sachs International
Connecticut Avenue Securities	10/31/19	1.250%(M)	119	*	156	—	156	Goldman Sachs International
Connecticut Avenue Securities	10/31/19	1.250%(M)	79	*	103	—	103	Goldman Sachs International

See Notes to Financial Statements.

24

Credit default swap agreements outstanding at September 30, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at September 30, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Crescent CLO	10/29/19	1.000%(M)		11	*	$1	$—	$1	Goldman Sachs International
CSAM CLO	10/29/19	0.500%(M)	EUR	30	*	2	—	2	Goldman Sachs International
CVC CLO	10/29/19	0.500%(M)		9	0.500%	—	—	—	Goldman Sachs International
Equity One Home Equity	10/31/19	1.250%(M)		19	*	25	—	25	Goldman Sachs International
Freddie Mac—Structured Agency Credit Risk	10/31/19	1.250%(M)		30	*	39	—	39	Goldman Sachs International
GMAC Home Equity	10/31/19	1.250%(M)		13	*	17	—	17	Goldman Sachs International
GMAC Home Equity	10/31/19	1.250%(M)		13	*	17	—	17	Goldman Sachs International
GS Mortgage Securities Trust	10/30/19	1.250%(M)		13	6.978%	17	—	17	Goldman Sachs International
GS Mortgage Securities Trust	10/30/19	1.250%(M)		13	7.460%	17	—	17	Goldman Sachs International
GSR Mortgage Loan Trust	10/31/19	1.250%(M)		22	*	29	—	29	Goldman Sachs International
ICG CLO	10/29/19	0.500%(M)		10	*	1	—	1	Goldman Sachs International
Investcorp CLO	10/29/19	1.000%(M)		22	1.000%	2	—	2	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	10/30/19	1.250%(M)		35	8.761%	46	—	46	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund	25

Schedule of Investments (continued)

as of September 30, 2019

Credit default swap agreements outstanding at September 30, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
JPMBB Commercial Mortgage Securities Trust	10/30/19	1.250%(M)	22	*	$29	$—	$29	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities Trust	10/30/19	1.250%(M)	13	*	17	—	17	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities Trust	10/30/19	1.250%(M)	5	*	7	—	7	Goldman Sachs International
Lehman Home Equity	10/31/19	1.250%(M)	11	*	14	—	14	Goldman Sachs International
Madison Park Funding Ltd.	10/29/19	1.000%(M)	4	*	—	—	—	Goldman Sachs International
MidOcean CLO	10/29/19	0.500%(M)	27	*	2	—	2	Goldman Sachs International
MJX CLO	10/29/19	1.000%(M)	11	*	1	—	1	Goldman Sachs International
MJX CLO	10/29/19	0.500%(M)	5	*	—	—	—	Goldman Sachs International
Morgan Stanley BAML Trust	10/30/19	1.250%(M)	15	6.940%	20	—	20	Goldman Sachs International
Morgan Stanley BAML Trust	10/30/19	1.250%(M)	14	*	18	—	18	Goldman Sachs International
Morgan Stanley Capital I Trust	10/30/19	1.250%(M)	24	*	31	—	31	Goldman Sachs International
Morgan Stanley Home Equity	10/31/19	1.250%(M)	12	*	2	—	2	Goldman Sachs International
Octagon CLO	10/29/19	1.000%(M)	1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

26

Credit default swap agreements outstanding at September 30, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Palmer Square CLO	10/29/19	0.500%(M)	6	*	$—	$—	$—	Goldman Sachs International
Sound Point CLO	10/29/19	0.500%(M)	14	*	1	—	1	Goldman Sachs International
Steele Creek	10/29/19	0.500%(M)	13	0.500%	1	—	1	Goldman Sachs International
Structured Agency Credit Risk	10/31/19	1.250%(M)	17	*	22	—	22	Goldman Sachs International
Vibrant CLO Ltd.	10/29/19	0.500%(M)	11	*	1	—	1	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	10/30/19	1.250%(M)	42	*	56	—	56	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	10/30/19	1.250%(M)	8	*	10	—	10	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	10/30/19	1.250%(M)	7	4.670%	9	—	9	Goldman Sachs International

					$987	$—	$987

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of

See Notes to Financial Statements.

PGIM Securitized Credit Fund	27

Schedule of Investments (continued)

as of September 30, 2019

that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
EUR	280	11/10/21	0.048%(A)	6 Month EURIBOR(1)(S)	$(3,140)	$(3,711)	$(571)
EUR	400	12/06/21	0.095%(A)	6 Month EURIBOR(1)(S)	(5,160)	(5,968)	(808)
EUR	855	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	(30,433)	(37,767)	(7,334)
EUR	90	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	(6,108)	(8,838)	(2,730)
EUR	305	05/11/29	0.750%(A)	6 Month EURIBOR(1)(S)	(20,233)	(31,483)	(11,250)
	18,000	10/22/19	2.000%(T)	1 Day USOIS(2)(T)	659	(4,528)	(5,187)
	3,810	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	10,401	(8,866)	(19,267)
	1,565	06/14/21	1.142%(S)	3 Month LIBOR(1)(Q)	19,820	10,313	(9,507)

See Notes to Financial Statements.

28

Interest rate swap agreements outstanding at September 30, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
150	05/11/22	1.982%(S)	3 Month LIBOR(1)(Q)	$(566)	$(2,244)	$(1,678)
1,165	05/11/23	2.000%(S)	3 Month LIBOR(2)(Q)	11,537	24,580	13,043
220	11/07/23	1.479%(S)	3 Month LIBOR(1)(Q)	2,441	(191)	(2,632)
3,785	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(74,109)	(125,471)	(51,362)
760	05/11/26	1.900%(S)	3 Month LIBOR(1)(Q)	(3,528)	(21,922)	(18,394)
495	06/14/26	1.959%(S)	3 Month LIBOR(1)(Q)	(4,124)	(16,651)	(12,527)
560	05/11/28	2.000%(S)	3 Month LIBOR(1)(Q)	(4,106)	(23,335)	(19,229)
1,665	05/11/29	2.000%(S)	3 Month LIBOR(1)(Q)	(47,247)	(72,995)	(25,748)

				$(153,896)	$(329,077)	$(175,181)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$987	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$407,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	29

Schedule of Investments (continued)

as of September 30, 2019

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$918,183	$231,600
Collateralized Loan Obligations	—	9,832,121	—
Consumer Loans	—	1,168,745	—
Home Equity Loans	—	182,237	—
Other	—	358,044	—
Residential Mortgage-Backed Securities	—	1,139,327	—
Student Loans	—	577,753	—
Bank Loans	—	1,107,460	—
Commercial Mortgage-Backed Securities	—	7,625,719	—
Corporate Bonds	—	1,313,849	—
Residential Mortgage-Backed Securities	—	1,224,782	—
Affiliated Mutual Fund	593,357	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	55,332	—
OTC Credit Default Swap Agreements	—	—	987
Centrally Cleared Interest Rate Swap Agreements	—	(175,181)	—

Total	$593,357	$25,328,371	$232,587

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

Collateralized Loan Obligations	36.4%
Commercial Mortgage-Backed Securities	28.2
Residential Mortgage-Backed Securities	8.7
Consumer Loans	4.3
Automobiles	4.3
Banks	3.9
Affiliated Mutual Fund	2.2
Student Loans	2.2
Other	1.3
Software	1.2
Telecommunications	1.0
Pharmaceuticals	0.9
Home Equity Loans	0.7
Real Estate	0.4%
Chemicals	0.4
Environmental Control	0.4
Home Builders	0.2
Electric	0.2
Aerospace & Defense	0.2
Healthcare-Services	0.2

97.3
Other assets in excess of liabilities	2.7

100.0%

See Notes to Financial Statements.

30

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$987		—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	76,626		Unrealized depreciation on OTC forward foreign currency exchange contracts	21,294
Interest rate contracts	Due from/to broker-variation margin swaps	13,043	*	Due from/to broker-variation margin swaps	188,224	*

		$90,656			$209,518

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended September 30, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$13,125
Foreign exchange contracts	70,221	—
Interest rate contracts	—	58,550

Total	$70,221	$71,675

See Notes to Financial Statements.

PGIM Securitized Credit Fund	31

Schedule of Investments (continued)

as of September 30, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$987
Foreign exchange contracts	55,332	—
Interest rate contracts	—	(175,181)

Total	$55,332	$(174,194)

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$55,746	$—	$55,746	$—	$55,746
Goldman Sachs International	987	—	987	—	987
JPMorgan Chase Bank, N.A.	20,880	(21,294)	(414)	—	(414)

	$77,613	$(21,294)	$56,319	$—	$56,319

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

32

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments at value:
Unaffiliated investments (cost $25,764,397)	$25,679,820
Affiliated investments (cost $593,357)	593,357
Cash	2,625
Foreign currency, at value (cost $27,266)	27,105
Deposit with broker for centrally cleared/exchange-traded derivatives	407,000
Interest receivable	153,260
Receivable for investments sold	118,760
Unrealized appreciation on OTC forward foreign currency exchange contracts	76,626
Due from Manager	61,552
Due from broker—variation margin swaps	1,732
Unrealized appreciation on OTC swap agreements	987
Prepaid expenses	60,735

Total Assets	27,183,559

Liabilities
Payable for investments purchased	114,961
Accrued expenses and other liabilities	21,367
Unrealized depreciation on OTC forward foreign currency exchange contracts	21,294
Custodian and accounting fees payable	18,616
Shareholders’ reports payable	12,466
Offering and organization fees payable	3,530
Affiliated transfer agent fee payable	93
Distribution fee payable	10

Total Liabilities	192,337

Net Assets	$26,991,222

Net assets were comprised of:
Shares of beneficial interest, at par	$2,706
Paid-in capital in excess of par	27,036,714
Total distributable earnings (loss)	(48,198)

Net assets, September 30, 2019	$26,991,222

See Notes to Financial Statements.

PGIM Securitized Credit Fund	33

Statement of Assets and Liabilities

as of September 30, 2019

Class A
Net asset value and redemption price per share, ($10,055 ÷ 1,008 shares of beneficial interest issued and outstanding)	$9.97
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.30

Class C
Net asset value, offering price and redemption price per share,
($10,036 ÷ 1,006 shares of beneficial interest issued and outstanding)	$9.97

Class Z
Net asset value, offering price and redemption price per share,
($26,961,069 ÷ 2,703,227 shares of beneficial interest issued and outstanding)	$9.97

Class R6
Net asset value, offering price and redemption price per share,
($10,062 ÷ 1,009 shares of beneficial interest issued and outstanding)	$9.97

See Notes to Financial Statements.

34

Statement of Operations

For the period July 1, 2019* through September 30, 2019

Net Investment Income (Loss)
Income
Interest income	$260,695
Affiliated dividend income	6,887

Total income	267,582

Expenses
Management fee	40,522
Distribution fee(a)	31
Registration fees(a)	81,448
Audit fee	49,500
Offering fees	20,165
Custodian and accounting fees	19,480
Shareholders’ reports	12,500
Legal fees and expenses	6,000
Trustees’ fees	2,710
Transfer agent’s fees and expenses (including affiliated expense of $132)(a)	400
Miscellaneous	3,600

Total expenses	236,356
Less: Fee waiver and/or expense reimbursement(a)	(193,228)

Net expenses	43,128

Net investment income (loss)	224,454

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(12,500)
Forward currency contract transactions	70,221
Swap agreement transactions	71,675
Foreign currency transactions	13,098

142,494

Net change in unrealized appreciation (depreciation) on:
Investments	(84,577)
Forward currency contracts	55,332
Swap agreements	(174,194)
Foreign currencies	(147)

(203,586)

Net gain (loss) on investment and foreign currency transactions	(61,092)

Net Increase (Decrease) In Net Assets Resulting From Operations	$163,362

*	Commencement of operations.
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	6	25	—	—
Registration fees	20,362	20,362	20,362	20,362
Transfer agent’s fees and expenses	100	100	100	100
Fee waiver and/or expense reimbursement	(20,503)	(20,502)	(106,735)	(45,488)

See Notes to Financial Statements.

PGIM Securitized Credit Fund	35

Statement of Changes in Net Assets

July 1, 2019* through September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$224,454
Net realized gain (loss) on investment and foreign currency transactions	142,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(203,586)

Net increase (decrease) in net assets resulting from operations	163,362

Dividends and Distributions
Distributions from distributable earnings
Class A	(81)
Class C	(63)
Class Z	(233,713)
Class R6	(88)

(233,945)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	26,828,000
Net asset value of shares issued in reinvestment of dividends and distributions	233,805

Net increase (decrease) in net assets from Fund share transactions	27,061,805

Total increase (decrease)	26,991,222

Net Assets:
Beginning of period	—

End of period	$26,991,222

*	Commencement of operations.

See Notes to Financial Statements.

36

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two funds: PGIM QMA Stock Index Fund, which is a diversified fund, and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act. These financial statements relate only to the PGIM Securitized Credit Fund (the “Fund”).

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Securitized Credit Fund	37

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

38

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

PGIM Securitized Credit Fund	39

Notes to Financial Statements (continued)

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund

40

enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk

PGIM Securitized Credit Fund	41

Notes to Financial Statements (continued)

of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced

42

obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events

PGIM Securitized Credit Fund	43

Notes to Financial Statements (continued)

applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class

44

specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with each of PGIM, Inc. and PGIM Limited, which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreements provide that PGIM, Inc. and PGIM Limited will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. and PGIM Limited are obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc. and PGIM Limited, the cost of

PGIM Securitized Credit Fund	45

Notes to Financial Statements (continued)

compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $2.5 billion, 0.55% of the average daily net assets on the next $2.5 billion and 0.50% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the reporting period ended September 30, 2019.

The Manager has contractually agreed, through January 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the reporting period ended September 30, 2019, PIMS did not receive any front-end sales charges resulting from sales of Class A shares. Additionally, for the reporting period ended September 30, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

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PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the reporting period ended September 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2019, were $4,669,223 and $3,350,691, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting period ended September 30, 2019, is presented as follows:

PGIM Securitized Credit Fund	47

Notes to Financial Statements (continued)

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$4,864,306	$4,270,949	$—	$—	$593,357	593,357	$6,887

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended September 30, 2019, the adjustments were to decrease total distributable earnings (loss) and decrease paid-in capital in excess of par by $22,385 primarily due to non-deductible offering costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended September 30, 2019, the tax character of dividends paid by the Fund was $233,945 of ordinary income.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis was $165,234 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$26,361,231	$208,177	$(415,093)	$(206,916)

The difference between book basis and tax basis is primarily attributable to amortization of premiums, swaps and foreign currency contracts.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2019 of approximately $6,500 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

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The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $500,000 or more made within 12 months of purchase. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of September 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,008 Class A shares, 1,006 Class C shares, 2,699,057 Class Z shares and 1,009 Class R6 shares of the Fund. At reporting period end, one affiliated shareholder of record, holding greater than 5% of the Fund, held 99.7% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended September 30, 2019*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	8	81

Net increase (decrease) in shares outstanding	1,008	$10,081

Class C
Period ended September 30, 2019*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	6	63

Net increase (decrease) in shares outstanding	1,006	$10,063

Class Z
Period ended September 30, 2019*:
Shares sold	16,482	$154,905
Shares issued in reinvestment of dividends and distributions	23,415	233,573

Net increase (decrease) in shares outstanding before conversion	39,897	388,478
Shares issued upon conversion from other share class(es)	2,663,330	26,686,565

Net increase (decrease) in shares outstanding	2,703,227	$27,075,043

PGIM Securitized Credit Fund	49

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Period ended September 30, 2019*:
Shares sold	2,664,330	$26,653,095
Shares issued in reinvestment of dividends and distributions	9	88

Net increase (decrease) in shares outstanding before conversion	2,664,339	26,653,183
Shares reacquired upon conversion into other share class(es)	(2,663,330)	(26,686,565)

Net increase (decrease) in shares outstanding	1,009	$(33,382)

*	Commencement of offering was July 1, 2019.

7. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

50

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in

PGIM Securitized Credit Fund	51

Notes to Financial Statements (continued)

lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

8. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

52

Financial Highlights

Class A Shares
	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)
Total from investment operations	0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.08)
Net asset value, end of period	$9.97
Total Return(c):	0.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%	(e)
Expenses before waivers and/or expense reimbursement	813.14%	(e)
Net investment income (loss)	3.07%	(e)
Portfolio turnover rate(f)	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	53

Financial Highlights (continued)

Class C Shares
	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)
Total from investment operations	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.06)
Net asset value, end of period	$9.97
Total Return(c):	0.33%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.65%	(e)
Expenses before waivers and/or expense reimbursement	814.62%	(e)
Net investment income (loss)	2.32%	(e)
Portfolio turnover rate(f)	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class Z Shares
	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)
Total from investment operations	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.09)
Net asset value, end of period	$9.97
Total Return(c):	0.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,961
Average net assets (000)	$20,410
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	(e)
Expenses before waivers and/or expense reimbursement	2.72%	(e)
Net investment income (loss)	3.32%	(e)
Portfolio turnover rate(f)	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	55

Financial Highlights (continued)

Class R6 Shares
	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)
Total from investment operations	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.09)
Net asset value, end of period	$9.97
Total Return(c):	0.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$6,365
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	(e)
Expenses before waivers and/or expense reimbursement	3.44%	(e)
Net investment income (loss)	3.33%	(e)
Portfolio turnover rate(f)	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Securitized Credit Fund and Board of Trustees

Prudential Investment Portfolios 8:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Securitized Credit Fund, a series of Prudential Investment Portfolios 8, (the Fund), including the schedule of investments, as of September 30, 2019, and the related statements of operations and changes in net assets for the period from July 1, 2019 to September 30, 2019 , and the related notes (collectively, the financial statements) and the financial highlights for the period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and the changes in its net assets for the period from July 1, 2019 (commencement of operations) to September 30, 2019, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

PGIM Securitized Credit Fund	57

Tax Information (unaudited)

For the period ended September 30, 2019, the Fund reports the maximum amount allowable but not less than 21.40% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Securitized Credit Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Securitized Credit Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Securitized Credit Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (unaudited)

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Prudential Investment Portfolios 8 considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM Fixed Income and PGIM Ltd (referred to herein as the Subadviser), which will subadvise the PGIM Securitized Credit Fund (the Fund), prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on March 6, 2019 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 19-21, 2018 meetings (the June 2018 Meetings) in connection with the renewal of the investment management agreements between the Manager and the other PGIM Investments Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year of the PGIM Investments Funds, regarding the nature, quality and extent of services provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also considered that the Manager pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information pertaining to the Manager. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Investments Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 2018 Meeting in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Investments Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information pertaining to the Subadviser. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of

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services provided by the Subadviser with respect to the other PGIM Investments Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board considered the historical performance information of an investment trust (the “Predecessor Fund”) managed by the Subadviser since its inception (using the same portfolio management team). The Board considered that before the Fund commences operations, all of the assets and liabilities of the Predecessor Fund will be transferred to the Fund in a reorganization (the “Reorganization”), which is expected to take place on or about July 1, 2019. The Board took note that the Predecessor Fund commenced operations on November 16, 2015 and that the investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund. The Board also considered that the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. It was noted that the Predecessor Fund was not registered as an investment company under the 1940 Act and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposal that the Fund will pay PGIM Investments at the rate of 0.60% of the Fund’s average daily net assets up to $2.5 billion; 0.55% of the Fund’s average daily net assets from $2.5 billion to $5 billion; and 0.50% of the Fund’s average daily net assets over $5 billion for all share classes. The Fund’s other expenses will include fees for custodian services, independent Trustees’ and Non-Management Interested Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.

The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by the Predecessor

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

Fund. The Board considered information comparing the Fund’s proposed management fee rate and total expenses for Class Z shares to the peer group of comparable funds objectively chosen by Broadridge (the “Peer Group”), an independent provider of mutual fund data. The Board noted that the Fund’s management fee was in the first quartile of the Broadridge Peer Group (first quartile being the lowest fee). The Board further noted that anticipated net total expenses for Class Z shares were in the first quartile of the Broadridge Peer Group (first quartile being the lowest expenses).

The Board noted that the Manager has contractually agreed, through January 31, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. The Board also noted that where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and in addition, that Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that the Subadviser was affiliated with the Manager and, as a result, the Board will not separately consider the Subadviser’s profitability since its profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the annual renewal of the management and subadvisory agreements.

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fee payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical

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information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other PGIM Investments Funds managed by the Manager (e.g., included transfer agency fees to be received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund), which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser (e.g., its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation) were consistent with those generally derived by subadvisers to the PGIM Investments Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Securitized Credit Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Securitized Credit Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SECURITIZED CREDIT FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SCFOX	SCFVX	SCFZX	SCFQX
CUSIP	74441F801	74441F884	74441F876	74441F868

MF241E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $75,514 and $24,352 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(c) Tax Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(d) All Other Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended September 30, 2019 and September 30, 2018:

none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2019 and September 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 15, 2019